UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 1, 2018
(Earliest Event Date requiring this Report: November 1, 2018

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On November 1, 2018, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months ended September 30, 2018.  The Company anticipates filing its Form 10-Q Quarterly Report for the fiscal quarter ended on September 30, 2018, with the Commission on or before November 14, 2018.

The webcast and conference call will be held on Thursday, November 15, 2018, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the November 1, 2018 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the November 15, 2018 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to an Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

As disclosed above in Item 2.02, the Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, November 15, 2018, to discuss operating and financial results for the fiscal quarter ending September 30, 2018.

A telephonic replay will be available from 1:30 p.m. ET the day of the call until Thursday, November 22, 2018.  To listen to the archived call, dial (412) 317-6671 and enter conference ID number 13684744.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings by the Company with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release by Capstone Companies, Inc. re: financial and operating results for fiscal quarter ending September 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: November 1, 2018